UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4, 2010 (August 4, 2010)

CONTINENTAL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Oklahoma

(State or other jurisdiction of incorporation)

1-32886	73-0767549
(Commission File Number)	(IRS Employer Identification No.)

302 N. Independence Enid, Oklahoma	73701
(Address of principal executive offices)	(Zip Code)

(580) 233-8955

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On August 4, 2010, Continental Resources, Inc. issued a press release announcing its second quarter 2010 financial and operational results. A copy of the press release is being furnished as an exhibit to this report on Form 8-K.

Item 7.01	Regulation FD Disclosure

In the August 4, 2010 press release Continental Resources also announced its participation in the following research conferences:

August 23-24, ENERCOM Energy Conference, Denver

September 2, Hodges Capital Management 12th Annual Investment Forum, Dallas

September 29, DeutscheBank Energy Conference, Boston

October 28, Osage Oil and Gas Summit, Tulsa

The Company also plans to host an investors’ day on Tuesday, October 12 in Oklahoma City.

Presentation materials will be available on the Company’s web site on the day of each presentation.

In accordance with General Instruction B.2 to Form 8-K, the information being filed under Items 2.02 and 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibit

Exhibit Number	Description

99.1	Press release dated August 4, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL RESOURCES, INC. (Registrant)

Dated: August 4, 2010

	By:	/S/ JOHN D. HART
John D. Hart
Senior Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Description

99.1	Press release dated August 4, 2010